SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 11, 2007

MAGNA ENTERTAINMENT CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30578	98-0208374
(Commission File Number)	(I.R.S. Employer Identification No.)

337 Magna Drive, Aurora, Ontario, Canada	L4G 7K1
(Address of Principal Executive Offices)	(Zip Code)

(905) 726-2462

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01  Regulation FD Disclosure

On July 11, 2007, the Registrant announced that its wholly-owned subsidiary AmTote Canada, Inc. (“AmTote Canada”) has entered into a Totalisator Service Agreement with Woodbine Entertainment Group (“WEG”) as described under Item 8.01 and issued a press release regarding the agreement.

The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

ITEM 8.01  Other Events

On July 11, 2007, the Registrant announced that its wholly-owned subsidiary AmTote Canada, Inc. (“AmTote Canada”) has entered into a Totalisator Service Agreement with Woodbine Entertainment Group (“WEG”). AmTote Canada will be the tote services provider to WEG for a 10-year term commencing January 2008.

In accordance with general Instruction B.2 to Form 8-K, the information being furnished under Item 7.01, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing.

Item 9.01  Financial Statements and Exhibits

(c)           Exhibits

99.1         Copy of Press Release dated July 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNA ENTERTAINMENT CORP.
(Registrant)

July 16, 2007	by:	/s/William G. Ford
William G. Ford,
Secretary